Summary Prospectus and Statutory Prospectus Supplement dated September 23, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses of the Fund listed below:
Invesco Emerging Markets Innovators Fund
This supplement amends the Summary and Statutory Prospectuses for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
Effective October 29, 2021, the Fund’s broad-based securities market benchmark will change from the MSCI Emerging Markets Mid Cap Index to the MSCI Emerging Markets Index. As a result, the table appearing under the heading "Performance Information - Average Annual Total Returns" in the prospectuses is replaced in its entirety as set forth below:
Average Annual Total Returns (for the periods ended December 31, 2020)
	Inception Date	1 Year	5 Years	Since Inception

Class A:

Return Before Taxes	6/30/2014	16.00%	9.11%	3.99%

Return After Taxes on Distributions		15.15	8.94	3.86

Return After Taxes on Distributions and Sale of Fund Shares		10.03	7.20	3.10

Class C:	6/30/2014	20.83	9.48	4.09

Class R:	6/30/2014	22.44	10.03	4.62

Class Y:	6/30/2014	23.08	10.60	5.16

Class R5:	5/24/2019	23.19	10.47[1]	4.99[1]

Class R6:	6/30/2014	23.21	10.80	5.36

MSCI Emerging Markets Index (Net)(reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)[2]		18.31	12.81	5.69

MSCI Emerging Markets Mid Cap Index (Net)(reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)[2]		10.49	9.00	3.14

1 Performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to that class. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.
2 Effective October 29, 2021, the Fund changed its broad-based securities market benchmark from the MSCI Emerging Markets Mid Cap Index to the MSCI Emerging Markets Index. The Fund’s investment adviser believes the MSCI Emerging Markets Index provides a more appropriate comparison for evaluating the Fund’s performance.
O-EMI-SUMSTATSUP